UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 14, 2019

comScore, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33520	54-1955550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of Principal Executive Offices)
(Zip Code)
(703) 438–2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.
On October 14, 2019, comScore, Inc. (the "Company") issued 2,728,513 shares of the Company's common stock to CVI Investments, Inc. ("CVI") upon exercise by CVI of the Company's Series C warrant. The Series C warrant was partially prepaid, with a nominal remaining exercise price of $0.001 per share. The shares were issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption provided in Section 4(a)(2) of the Securities Act.
A copy of the legal opinion of Vinson & Elkins L.L.P. relating to the legality of the issuance of the shares is filed herewith as Exhibit 5.1.
As previously disclosed, the number of shares issuable under the Company's Series A warrant was increased by the number of shares issued upon exercise of the Series C warrant (2,728,513). The exercise price for the Series A warrant is $12.00 per share.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Vinson & Elkins L.L.P. (incorporated by reference to Exhibit 5.1 to the Company's Current Report on Form 8-K, filed June 26, 2019) (File No. 001-33520)

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Carol A. DiBattiste
Carol A. DiBattiste
General Counsel & Chief Compliance, Privacy and People Officer
Dated: October 16, 2019

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